SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)    July 28, 1998

                             Stevens International, Inc.
           (Exact name of registrant as specified in its charter)


               Delaware                1-9603          75-2159407
      (State or other jurisdiction   (Commission      (IRS Employer
           of incorporation          File Number)  Identification No.)


                5500 Airport Freeway, Fort Worth, Texas     76117
               (Address of principal executive offices)   (Zip Code)


   Registrant's telephone number, including area code       (817) 831-3911

      Item 2.  Acquisition or Disposition of Assets.

          On July 28, 1998 Stevens International, Inc., a Delaware corporation (the "Company") and J.J.L. Holdings Company Ltd and M.B.A. Holdings Company, Ltd. (collectively, "Purchasers"), entered into and consummated that certain Standard Deposit Receipt and Real Estate Purchase Contract dated June 30, 1997 and that certain Standard Form Asset Purchase Contract dated June 30, 1998 (collectively, the "Agreements") whereby the Company sold and Purchaser purchased the real and personal property at its Hamilton, Ohio machining center ("HMC") and the major portion of its machinery and equipment at its assembly facility in Hamilton, Ohio. The aggregate proceeds received by the Company in the transaction were approximately $ 4.35 million. The acquisition consideration for the transaction was determined by negotiations between the parties to the Agreements.

          To the best knowledge of the Company, there is no material relationship between Purchasers and the Company or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

  Item 7.  Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Pro forma Financial Information for the Transaction.(1)

                    (i)  Pro forma Condensed Balance Sheet.

                    (ii) Pro  forma  Condensed  Consolidated  Statement of
                         Income.

          (c)       Exhibits.

          The following is a list of exhibits filed as part of this Current Report on Form 8-K:

  Exhibit No.                      Description
          2.1 Standard Deposit Receipt and Real Estate Purchase Contract dated June 30, 1998 by and between the Company, J.J.L. Holdings Company Ltd and M.B.A. Holdings Company, Ltd. (*)

          2.2 Standard Form Asset Purchase Contract dated June 30, 1998 by and between the Company, J.J.L. Holdings Company Ltd and M.B.A. Holdings Company, Ltd.(*)
  __________________________
          *    To be filed by amendment.

          (1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STEVENS INTERNATIONAL, INC.





  Date: August 12, 1998                 By: /s/ George A. Wiederaenders
                                             George A. Wiederaenders
                                             Vice President, Treasurer &
                                             Chief Accounting Officer

                              INDEX TO EXHIBITS

      Exhibit
       Number             Description of Exhibit
          2.1       Standard  Deposit  Receipt  and  Real  Estate Purchase
                    Contract  dated  June  30,  1998  by  and  between the
                    Company, J.J.L. Holdings Company Ltd and M.B.A. Holdings Company, Ltd. (*)

          2.2 Standard Form Asset Purchase Contract dated June 30, 1998 by and between the Company, J.J.L. Holdings Company Ltd and M.B.A. Holdings Company, Ltd.(*)
  __________________________
          *    To be filed by amendment.